UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2011

RAMTRON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO		80921
(Address of principal executive offices)		(Zip Code)

Delaware	0-17739	84-0962308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the current report on Form 8-K filed by Ramtron International Corporation with the Securities and Exchange Commission on August 10, 2011 (the “Original 8-K”). The sole purpose of this Amendment is to correct a clerical error relating to the signatory of the Original 8-K. There is no other change to the content or disclosure contained in the Original 8-K.

ITEM 8.01	OTHER EVENTS:

Ramtron International Corporation (the “Company”) announced the appointment of Pete Zimmer as vice president of sales. Mr. Zimmer will report to Eric Balzer, the Company’s chief executive officer. As vice president of sales, Mr. Zimmer will oversee the Company’s worldwide sales organization for all product lines including high-performance F-RAM memory, wireless memory, and integrated products.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS:

(d)	Exhibits:

99.1	Press Release dated August 10, 2011 (1)

(1)	Incorporated by reference to our Form 8-K (Commission file No. 0-17739) filed with the Securities and Exchange Commission on August 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

Dated: August 11, 2011	By:	/s/ Mark R. Kent
	Name:	Mark R. Kent
	Title:	Chief Financial Officer